Savers Value Village, Inc. Hosts Innovation Day
Powering Revenue Growth and Margin Expansion

BELLEVUE, Wash.—November 10, 2026, Savers Value Village, Inc. (NYSE: SVV) (the “Company”) today hosted an Innovation Day providing a firsthand look at how the Company’s operational capabilities and technology initiatives are expected to support long-term revenue growth and Adjusted EBITDA margin1 expansion.

The event featured tours of the Company’s Minneapolis Centralized Processing Center (CPC) and Columbia Heights store. Demonstrations included ThriftIQ™, which is designed to optimize and create more consistent pricing, as well as the Autotagger and integrated Image Capture technologies, which are intended to increase processing automation and enhance labor efficiency. Together, these initiatives are key components of the Company’s current three-year roadmap to expand Adjusted EBITDA margin1 by 50 to 100 basis points annually.

“Our operations are a clear competitive advantage and a key enabler of our business model and long-term success,” said Mark Walsh, Chief Executive Officer. “Our innovation agenda focuses on strengthening the price-value equation for consumers, driving greater efficiency and cost savings, and expanding our business insights capabilities. The initiatives we showcased today are designed to enable us to process more volume efficiently and deepen our business insights, which we believe will support revenue growth and Adjusted EBITDA margin1 expansion over the next three years.”

Innovation

The Company’s proprietary pricing platform, ThriftIQTM, is currently live in 108 stores and has now priced over 40 million items. Stores using ThriftIQ continue to demonstrate faster gross profit growth, with higher unit sell-through, larger baskets and stronger sales yields. The Company is also advancing its innovation agenda with the introduction of Autotagger and image capture, patent-pending industrial engineering solutions designed to enhance labor efficiency driving expected savings of over $10 million on an annualized basis upon the completion of rollout. Both innovation initiatives are expected to continue being deployed across the Company’s U.S. and Canadian locations through early 2028.

Multiple drivers support meaningful expected earnings power:

High-single digit total revenue growth:
-Approximately 25 new store openings annually contributing incremental revenue growth
-Low-single digit comparable store sales growth
-Contribution from the maturation of new stores as they enter the comparable store sales base

Expecting high-teens Adjusted EBITDA margin1 in the next three years:
-Operating leverage from comparable store sales growth
-Productivity gains from innovation initiatives, including ThriftIQ, Autotagger and integrated Image Capture technologies
-Continued maturation of newer stores
Balanced capital allocation driving shareholder value:
-Investments in the business
-Improving net leverage ratio1, under 2x by the end of 2027
-Opportunistic share repurchases

1  Adjusted EBITDA margin and net leverage ratio are not measures recognized under U.S. generally accepted accounting principles (“GAAP”). The Company has not presented a quantitative reconciliation of its forward-looking non-GAAP financial measures set out above to their most comparable GAAP financial measures because it cannot predict certain elements that are reported under GAAP, such as (gain) loss on foreign currency, net, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income.

About the Savers® Value Village® family of thrift stores

As the largest for-profit thrift operator in the United States and Canada for value-priced pre-owned clothing, accessories and household goods, our mission is to champion reuse and inspire a future where secondhand is second nature. Learn more about the Savers Value Village family of thrift stores, our impact, and the #ThriftProud movement at savers.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other comparable terminology. In particular, statements about future events and similar references to future periods, or by the inclusion of forecasts or projections, the outlook for the Company’s future business, prospects, financial performance, including its fiscal 2026 and/or longer term outlook or financial guidance, and industry outlook are forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the impact on both the supply and demand for the
Company’s products caused by general economic conditions, such as the macroeconomic pressures in Canada and/or the U.S., and changes in consumer confidence and spending; the Company’s ability to anticipate consumer demand and to source and process a sufficient quantity of quality secondhand items at attractive prices on a recurring basis; risks related to attracting new, and retaining existing customers, including by increasing acceptance of secondhand items among new and growing customer demographics; risks associated with its status as a “brick and mortar” only retailer and its lack of operations in the growing online retail marketplace; its failure to open new profitable stores, or successfully enter new markets on a timely basis or at all; the risks associated with conducting business internationally, including challenges related to serving customers that are international manufacturers and suppliers, such as transportation and shipping challenges, regulatory risks in foreign jurisdictions (particularly in Canada, where the Company maintains extensive operations) and exchange rate risks, which the Company may not choose to fully hedge; the loss of, or disruption or interruption in the operations of, its centralized processing centers and other offsite processing locations; risks associated with litigation, the expense of defense, and the potential for adverse outcomes; its failure to properly hire and to retain key personnel and other qualified personnel or to manage labor costs; risks associated with the timely and effective deployment, protection, and defense of computer networks and other electronic systems, including e-mail; changes in government regulations, procedures and requirements; its ability to maintain an effective system of internal controls and produce timely and accurate financial statements or comply with applicable regulations; risks associated with heightened geopolitical instability due to the conflicts in Venezuela, the Middle East and Eastern Europe; outbreak of viruses or widespread illness, such as the COVID-19 pandemic, natural disasters or other highly disruptive events and regulatory responses thereto; and each of the other factors set forth under the heading “Risk Factors” in its filings with the United States Securities and Exchange Commission. Any forward-looking statement made by the Company in this press release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company is not under any obligation (and specifically disclaims any such obligation) to update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts
Investor
Ed Yruma
Savers
investors@savers.com

Media
Edelman Smithfield | 713.299.4115 | Savers@edelman.com
Savers | 206.228.2261 | sgaugl@savers.com